COMMONWEALTH CASH RESERVE FUND, INC.
                             P.O. BOX 1192
                       RICHMOND, VA  23209-1192
                            (800) 338-3383


                  SEMI-ANNUAL REPORT TO SHAREHOLDERS



Message to our Shareholders:

     We are pleased to present the semi-annual report for the Commonwealth Cash Reserve Fund (the "Fund") for the period ended September 30, 1995.

    	This six month period has been marked by extreme volatility in short and intermediate term interest rates continuing the decline begun as the calendar year commenced. Much of the turbulence in the market has been caused by conflicting economic reports. Positive economic reports were released denoting low employment, a resurgence in housing and consumer purchasing, and strong export growth. At the same time a number of releases portrayed economic slowing with the manufacturing sector continuing to weaken, consumer debt widening to historically high levels, and increasing uncertainty about the outcome of the budget battle being waged in Washington. The Federal Open Market Committee last lowered short-term interest rates on July 6, 1995 cutting the federal funds target to 5.75%, the first reduction in nearly 3 years. Since then, many market participants have anticipated further interest rate cuts and have appeared to "price in" another 50 basis point (0.50%) cut in short-term rates over the near term. As a result, the yield curve is now inverted between three months and one year. The Fed however decided not to act to lower rates at both its September 26 and November 15 meeting and it is not clear when, if at all, it will lower rates. If economic growth proves to be stronger than expected over the coming weeks, the Federal Reserve may even be preempted from acting at all, which would almost certainly result in higher short-term interest rates. On the other hand, a speedy resolution of the budget crisis could lead to further Fed easing.

    	In this uncertain environment, we have focused our investment strategy for the Fund on minimizing the possible impact of continued market volatility. We have maintained a relatively short average maturity and have enhanced the overall credit quality of the portfolio by increasing holdings of Federal Agency securities. This short term bias also positions the portfolio to take advantage of the traditional spike up in rates as year-end funding pressures emerge.

    	We have focused much attention on the credit quality of the portfolio during the past six months. Because of increasing concern about the credit quality of Japanese banks which have shown poor financial performance in the face of continued recession in Japan and problem loans, Public Financial Management, Inc., ("PFM") the Fund's investment manager removed Japanese bankers' acceptances from the approved list for all of its clients. PFM will continue to evaluate the strength of the Japanese banks and will include these securities in the Fund's portfolio only when the banks are back on solid financial ground.

    	As always, the goal of PFM and the Fund's Board of Directors is to ensure that the Commonwealth Cash Reserve Fund continues to be characterized by quality, safety and stability. We look forward to the continued opportunity to meet your investment needs.




                      Commonwealth Cash Reserve Fund

                           Financial Statements

                For the Six Months Ended September 30, 1995

















                    Commonwealth Cash Reserve Fund, Inc.

                          Statement of Net Assets
                             September 30, 1995


      Face                                                         Amortized
      Amount                                                          Cost
      (000)                                                          (000)
      ______                                                       _________

BANKERS' ACCEPTANCES (17.6%)

                Fuji, NY
      5,000          5.77%   10/5/95                                    4,997
                Sumitomo, NY
      5,000          5.77%  10/10/95                                    4,993
                Industrial Bank of Japan, LTD LA
      5,000          5.77%  10/17/95                                    4,987
                Sanwa Bank, LTD. NY
      5,000          5.78%  10/17/95                                    4,987
                Mitsubishi Bank, LTD NY
      3,550          5.74%  10/20/95                                    3,539
                                                                       ______

                TOTAL BANKERS' ACCEPTANCES
                (Cost $23,503)                                         23,503
                                                                       ______

COMMERCIAL PAPER (18.6%)

                Goldman Sachs
      5,000          5.77%  10/10/95                                    4,993
                General Electric Corporation
      5,000          5.73%  10/13/95                                    4,990
                Morgan Stanley & Co.
      5,000          5.80%  10/13/95                                    4,990
                First Boston Corporation
      5,000          5.74%  10/23/95                                    4,983
                Bears Stearns & Co., Inc.
      5,000          5.74%  10/25/95                                    4,981
                                                                       ______
                TOTAL COMMERCIAL PAPER
                (Cost $24,937)                                         24,937
                                                                       ______

U.S.  GOVERNMENT  AND  AGENCY OBLIGATIONS (18.9%)

                Federal Farm Credit Bank Discount Notes:
      2,610          5.67%  10/25/96                                    2,600
      3,000          6.06%   3/12/96                                    2,918
                Federal Home Loan Bank Discount Notes:
      2,750          6.30%   10/2/95                                    2,749
      5,000          5.70%  10/20/95                                    4,985
                Federal Home Loan Mortgage Corporation
                Discount Notes:
      2,000          5.53%  12/13/95                                    1,977
                Federal National Mortgage Association
                Discount Notes:
        425          5.60%   10/4/95                                      425
        240          5.68%   10/4/95                                      240
      8,445          5.95%   10/5/95                                    8,439
      1,000          6.19%  12/18/95                                      987
                                                                       ______
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS ( Cost $25,320)                            25,320
                                                                       ______

REPURCHASE AGREEMENTS (44.9%)

     10,000     Morgan Stanley                                         10,000
                     5.75%   10/4/95
                (Collateralized by GNMA Obligation
                7.00%, 9/24/24, with a market
                value of $1,616)
     25,000     Prudential Securities                                  25,000
                     5.75%   10/6/95
                (Collateralized by FNMA Obligation
                5.579%, 11/1/239/24/24, with a market
                value of $1,616)
     25,000     Prudential Securities                                  25,000
                     5.75%  10/10/95
                (Collateralized by GNMA Obligation
                7.00%, 9/24/24, with a market
                value of $1,616)
                                                                       ______
                TOTAL REPURCHASE AGREEMENTS
                (Cost $60,000)                                         60,000
                                                                      _______
                TOTAL INVESTMENTS (100.0%)
                (Cost $133,760)                                       133,760
                                                                      _______

OTHER ASSETS AND LIABILITIES

                Accrued Interest                                          133
                Cash                                                       11
                Distribution Fees Payable                                  (2)
                Audit Fees Payable                                         (3)
                Legal Fees Payable                                        (15)
                Custodian Fees Payable                                    (12)
                Other Accrued Expenses                                    (26)
                                                                      _______

                                                                           86
                                                                      _______

Net Assets (100%)                                                     133,846
                Applicable to 133,846,281  outstanding                _______
                shares of beneficial interest (unlimited authorization - no par value )

NET ASSET VALUE PER SHARE                                               $1.00
                                                                      _______


The accompanying notes are an integral part of these financial statements.



                   Commonwealth Cash Reserve Fund, Inc.

                         Statement of Operations
                   Six Months Ended September 30, 1995

                                                                    (000)
                                                                  _______
INVESTMENT INCOME

    Income
         Interest                                                 $3,609
                                                                   _____

             Total Income                                          3,609
                                                                   _____
    Expenses
         Management Fee                                              101
         Management Fees Waived                                      (93)
         Legal                                                        20
         Custodian                                                    15
         Distribution 12b-1 Fees                                      17
         Distribution 12b-1 Fees Waived                               (3)
         Audit                                                         5
         Directors Fees and Expenses                                   4
         Insurance                                                     -
         Registration Fees                                            20
         Miscellaneous                                                 3
                                                                   _____

             Total Expenses                                           89
                                                                   _____

                  Net Investment Income                            3,520

    Realized Net Gain (Loss) on Investment Securities                 24
    Unrealized Appreciation (Depreciation) of Investment Securities    -
                                                                   _____
                  Net Increase in Net Assets
                        Resulting From Operations                 $3,544
                                                                   _____


The accompanying notes are an integral part of these financial statements.



                  Commonwealth Cash Reserve Fund, Inc.

                   Statement of Changes in Net Assets



                                                           Six Months Ended
                                                              September 30,
                                                              1995     1994
                                                              (000)    (000)
                                                              _____    _____

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
    Net Investment Income                                    $3,520   $2,729
    Net Realized and Unrealized Gain (Loss) on Investments       24        1
                                                             ______   ______

    Net Increase in Net Assets From Operations                3,544    2,730
                                                             ______   ______
DISTRIBUTIONS (1)
   Net Investment Income                                     (3,520)  (2,729)
   Distribution from Realized Capital Gains                     (24)      (1)
                                                             ______   ______

      Total Distributions                                    (3,544)  (2,730)
                                                             ______   ______
CAPITAL SHARE TRANSACTIONS (at $1.00 per share):
   Issued                                                   130,815  154,932
   Redeemed                                                (131,453) (80,104)
   Distributions Reinvested      6,302                        3,544    2,730
                                                            _______  _______

Net Increase (Decrease) from Capital Share Transactions       2,906   77,558
                                                            _______  _______

      Total Increase (Decrease)                               2,906   77,558

NET ASSETS
   Beginning of Year                                        130,940   69,422
                                                            _______  _______

   End of Year                                             $133,846 $146,980
                                                            _______  _______

(1)Income Dividends per Share                                $ .030   $ .021
                                                            _______  _______


The accompanying notes are an integral part of these financial statements.


                   Commonwealth Cash Reserve Fund, Inc.

                          Financial Highlights

                                   Six Months          Year Ended March 31,
                                   Ended 9/30

For a Share Outstanding
 Throughout Each Year                 1995    1995    1994  1993(1) 1992(1) 1991(1)
                                      ____    ____    ____  ______  ______  ______


NET ASSET VALUE, BEGINNING OF YEAR  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                     _____   _____   _____   _____   _____   _____
   INVESTMENT ACTIVITIES
   Net Investment Income             0.030   0.049   0.025   0.035   0.057   0.088
   Net Realized and Unrealized Gain
    (Loss) on Investments               _       _       _       _       _       -
                                     _____   _____   _____   _____   _____   _____

   Total From Investment Activities  0.030   0.049   0.025   0.035   0.057   0.088
                                     _____   _____   _____   _____   _____   _____
   DISTRIBUTIONS
   Net Investment Income            (0.030) (0.049) (0.025) (0.035) (0.057) (0.088)
   Realized Capital Gains               _       _       _	      _       _       -
                                     _____   _____   _____   _____   _____   _____

     Total Distributions            (0.030) (0.049) (0.025) (0.035) (0.057) (0.088)
                                     _____   _____   _____   _____   _____   _____

NET ASSET VALUE, END OF YEAR        $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                     _____   _____   _____   _____   _____   _____

Total Return                         2.99%   5.01%   2.48%   3.59%   5.81%   9.11%
                                     _____   _____   _____   _____   _____   _____
Ratios/Supplemental Data
Net Assets                       $133,846 $130,940 $69,422 $74,081  $7,831  $8,973
                                  _______  _______  ______  ______   _____   _____
Ratio of Expenses to
 Average Net Assets*                 0.15%   0.15%   0.70%   0.63%   0.60%   0.59%
                                     _____   _____   _____   _____   _____   _____
Ratio of Net Investment
 Income to Average
 Net Assets                          2.97%   4.91%   2.49%   2.91%   4.57%   7.52%
                                     _____   _____   _____   _____   _____   _____


*Certain fees were voluntarily waived for the six months ended September 30, 1995 and in fiscal years ended March 31, 1995, 1992 and 1991. If these fees had not been waived the ratio of expenses to average net assets would have been .31% for the six months ended September 30, 1995 and 1.10% and .97% respectively for the fiscal years ended March 31, 1995, 1992 and 1991.


** Public Financial Management, Inc. serves as the investment advisor to the Fund under an agreement commencing March 15, 1994. Prior to March 15, 1994, Jefferson National Bank served as the investment advisor to the Fund from April 1, 1993. Prior to April 1, 1993 Dominion Trust Company served as the investment advisor to the Fund.


(1) Restated.


The accompanying notes are an integral part of these financial statements



                   COMMONWEALTH CASH RESERVE FUND, INC.

                      Notes to Financial Statements


A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a open-end, investment company and was organized as a Virginia corporation on December 8, 1986. The Fund provides comprehensive investment management, accounting and arbitrage rebate calculation services to counties, cities, towns, political subdivisions and public bodies. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B.	The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles and are consistently followed in the preparation of financial statements.

  1.	Securities held are valued at amortized cost, which approximates market value. Discounts and premiums on securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  2.	Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method.

  3.	Dividends from net investment income are declared daily and
  reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

  4.	The Fund invests cash in repurchase agreements secured by U.S.
  Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  5.	The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

C.	Public Financial Management, Inc. ("PFM"), a wholly-owned subsidiary of
Marine Midland Bank, provides investment advisory services, administration, and transfer agent services under the provisions of a contract expiring March 15, 1996. PFM waived $92,000 of its fees under the advisory and administration agreements so that the aggregate operating expenses of the Fund for the Fund's six months ended September
30, 1995 would not exceed .20 of 1% of the funds average net assets.
Management fees, after such waiver, for the year represented .03 of 1%
of average net assets and aggregate operating expenses represented .15 of 1% of average net assets.

The Fund has a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which was approved by a majority vote of both the Board and the independent directors of August 23, 1990. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. Under the Plan, all payments made to the Distributor, broker-dealers and other persons assisting in the distribution of Fund shares will be made directly by the Fund. The Plan authorizes in any fiscal year payment by the Fund of up to .25% of the average daily net asset value of the Fund on an annual basis for distribution expenses. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the six months ended September 30, 1995, total payments made to the Distributor under the Plan were $10,700, after waiving fees of $3,000.

D.	Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its September 30, 1995, investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent but not in the Fund's name.